                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                        DATE OF REPORT: November 12, 1998

                           --------------------------

                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           --------------------------

       Ohio                          0-19269                    31-1178151
----------------              ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                           --------------------------

                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           --------------------------

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

                           --------------------------

ITEM  2.          BANKRUPTCY OR RECEIVERSHIP

         On November 12, 1998, Sun Television and Appliances, Inc. (the "Company") announced that it had reached an agreement to sell nine store locations to Gregg Appliances, Inc., for approximate cash consideration of $8.7 million, in addition to the assumption of certain liabilities.

         A copy of the press release issued by the Company on November 12, 1998, reporting the agreement to sell the store locations, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                       Description

                99.1 News Release of Sun Television and Appliances, Inc. dated November 12, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUN TELEVISION AND APPLIANCES, INC.


Date:  November 24, 1998                   By:  /s/ Dennis L. May
                                               ---------------------------------
                                                 Dennis L. May, President

                                  EXHIBIT INDEX
                       SUN TELEVISION AND APPLIANCES, INC.
                                    FORM 8-K

         Exhibit No.           Description

            99.1 News Release of Sun Television and Appliances, Inc. dated November 12, 1998.